Prospectus Supplement Dated June 20, 2023
Important Changes to Vanguard’s Frequent Trading Policy

The Board of Trustees of the Vanguard Funds have approved certain changes to the Vanguard Funds Frequent Trading Policy, applicable to trades having a trade date of June 21, 2023, or later, as follows:
Prospectus Text Changes
In the Investing with Vanguard section, under the heading “Frequent-Trading Limitations,” the following bullet points are added under “These frequent-trading limitations do not apply to the following”:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transactions to a shareholder’s donor advised fund managed by Vanguard Charitable.
In the same section, the following text replaces corresponding similar text in its entirety under “For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to”:
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

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